                                                                      EXHIBIT 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                               SEPTEMBER 30, 1999

                               TABLE OF CONTENTS

                                                              PAGE
                                                              -----
Company Profile.............................................      5
Operating Highlights/Capital Structure......................    6-7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................      8
Same Property Activity......................................      9
Portfolio Highlights and Leasing Activity...................     10
Portfolio Summary...........................................     11
Portfolio Detail -- by Region...............................  12-16
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................     17
Tenant Concentration........................................     18
Segment Concentration.......................................     19
Summary of Disposition Properties...........................     20
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................     21
Consolidated Balance Sheets.................................     22
Summary of Outstanding Debt.................................     23
Schedule of Mortgage Debt Maturities........................     24

                               CENTER TRUST, INC.

                                COMPANY PROFILE
                               SEPTEMBER 30, 1999

     Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 59 shopping centers, comprised of 47 community shopping centers, two regional malls and 10 single tenant facilities comprising 11.4 million square feet of total shopping center gross leasable area (GLA) and 9.6 million square feet of Company owned GLA. The Company owns properties in five states, California, Oregon, Washington, Nevada and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, September 30, 1999 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1998 Form 10-K and 1999 quarterly filings on Form 10-Q.

     Questions regarding the information contained in this document should be directed to Stuart Gulland, Senior Vice President and Chief Financial Officer or Ed Stokx, Vice President and Controller, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax
(310) 546-5069 or email at IR@centertrust.com.

                               CENTER TRUST, INC.

                              OPERATING HIGHLIGHTS
                               SEPTEMBER 30, 1999
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                      THREE MONTHS ENDED    NINE MONTHS ENDED
                                                        SEPTEMBER 30,         SEPTEMBER 30,
                                                      ------------------    ------------------
                                                       1999       1998       1999       1998
                                                      -------    -------    -------    -------
OPERATING HIGHLIGHTS
Funds From Operations (FFO)
     FFO - Basic....................................  $10,589    $ 9,674    $31,954    $25,401
     FFO - Diluted(1)...............................  $13,865    $13,142    $42,145    $35,803
     FFO per share - Basic..........................  $  0.38    $  0.34    $  1.10    $  1.01
     FFO per share - Diluted(1).....................  $  0.38    $  0.35    $  1.10    $  1.04
  Net income Available to Common Shareholders.......  $ 1,753    $ 3,392    $22,985    $ 6,742

     Net Income Per Share - Basic & Diluted.........  $  0.07    $  0.15    $  0.90    $  0.33

  Net Operating Income..............................  $25,633    $23,728    $76,303    $64,174

  EBITDA............................................  $23,229    $22,153    $70,938    $60,235

  Funds Available for Distribution (FAD)............  $10,660    $ 9,681    $32,321    $25,790

     FAD per share - Basic..........................  $  0.38    $  0.34    $  1.11    $  1.03

  Dividends Per Share...............................  $  0.36    $  0.36    $  1.08    $  1.08

  Interest Expense Coverage Ratios

     Based on EBITDA................................      1.7        1.7        1.7        1.7

     Based on EBITDA - Excluding Debentures.........      2.2        2.4        2.3        2.4

  General & Administrative Expense(2)...............  $ 1,256    $ 1,575    $ 4,217    $ 3,939

     G&A as % of Total Rental Revenue...............      4.6%       6.2%       5.2%       4.8%

  Ratio of Expense Recoveries to Recoverable             85.2%      85.8%      86.0%      86.6%
     Expenses.......................................

  Ratio of Operating Expenses to Total Rental            34.5%      34.1%      34.4%      34.0%
     Revenue........................................

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations.

(2) Excludes a non-recurring restructuring charge of $1.1 million recorded in September, 1999.

                               CENTER TRUST, INC.

                               CAPITAL STRUCTURE
                               SEPTEMBER 30, 1999
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                               THREE MONTHS ENDED          NINE MONTHS ENDED
                                                 SEPTEMBER 30,               SEPTEMBER 30,
                                            ------------------------    ------------------------
                                               1999          1998          1999          1998
                                            ----------    ----------    ----------    ----------
EQUITY INFORMATION
Units Outstanding at End of Period........   1,836,623     5,187,712     1,836,623     5,187,712
  Common Outstanding at End of Period.....  26,144,935    27,786,699    26,144,935    25,786,699
                                            ----------    ----------    ----------    ----------
  Total Units and Common Shares
     Outstanding at End of Period.........  27,981,558    30,974,411    27,981,558    30,974,411
                                            ==========    ==========    ==========    ==========
  Basic Weighted Average Units
     Outstanding..........................   1,836,623     5,198,986     3,525,080     4,938,538
  Basic Weighted Average Common Shares
     Outstanding..........................  26,144,845    23,138,817    25,539,348    20,143,739
                                            ----------    ----------    ----------    ----------
  Basic Weighted Average Units and Common
     Shares Outstanding...................  27,981,468    28,337,803    29,064,428    25,082,277
                                            ----------    ----------    ----------    ----------
  Number of Common Shares Attributed to
     Convertible and Exchangeable
     Debentures(1)........................   8,808,222     9,366,611     9,150,120     9,366,611
                                            ----------    ----------    ----------    ----------
  Diluted Weighted Average Common Shares
     and Common Share Equivalents.........  36,789,690    37,704,414    38,214,548    34,448,888
                                            ==========    ==========    ==========    ==========

                                                                           AS OF
                                                       ---------------------------------------------
                                                       SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                           1999             1998            1997
                                                       -------------    ------------    ------------
                                                             (IN THOUSANDS, EXCEPT SHARE DATA)
MARKET CAPITALIZATION
Stock Price Activity During Period
     High............................................    $  12.38        $    18.00       $  18.25
     Low.............................................    $   9.63        $     9.50       $  15.50
  Common Stock Price at End of Period................    $  11.13        $    12.25       $  17.74
  Fixed-Rate Mortgage Debt...........................    $233,082        $  260,491       $168,933
  Floating-Rate Mortgage Debt........................     289,245           236,895        144,727
  Subordinated Debentures............................     158,548           168,599        168,599
  Equity Market Capitalization.......................     311,295           371,481        356,729
                                                         --------        ----------       --------
  Total Capitalization...............................    $992,170        $1,037,466       $838,988
                                                         ========        ==========       ========
  Total Capitalization Assuming Conversion of
     Debentures......................................    $931,613        $  983,608       $833,743
                                                         --------        ----------       --------
  Debt-to-Total Capitalization.......................        68.6%             64.2%          57.5%
  Debt-to-Total Capitalization Assuming Conversion of
     Debentures......................................        56.1%             50.6%          37.6%

---------------
(1) Common shares attributed to the exchangeable and convertible debentures are included in the weighted average calculation of diluted shares for purposes of calculating Funds From Operations. Such shares are not included in the determination of diluted EPS if they are antidilutive.

                               CENTER TRUST, INC.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING
                            AS OF SEPTEMBER 30, 1999

                                                    COMMON      OPERATING PARTNERSHIP
                                                    STOCK               UNITS              TOTAL
                                                  ----------    ---------------------    ----------
Balance, January 1, 1998........................  16,174,848          4,279,789          20,454,637
Shares/Units Issued.............................   2,700,000            913,472           3,613,472
  Issuance of Stock Awards to Employees.........     139,310                 --             139,310
                                                  ----------         ----------          ----------
Balance, March 31, 1998.........................  19,014,158          5,193,261          24,207,419
  Shares/Units Issued...........................   3,333,333             78,978           3,412,311
  Issuance of Stock Awards to Employees.........         769                 --                 769
                                                  ----------         ----------          ----------
Balance, June 30, 1998..........................  22,348,260          5,272,239          27,620,499
  Shares/Units Issued...........................   3,366,667              1,621           3,368,288
  Shares/Units Repurchased......................          --            (86,148)            (86,148)
  Issuance of Stock Awards to Employees.........      64,681                 --              64,681
                                                  ----------         ----------          ----------
Balance, September 30, 1998.....................  25,779,608          5,187,712          30,967,320
  Shares Repurchased(1).........................    (436,700)                --            (436,700)
  Units Repurchased.............................          --           (209,472)           (209,472)
  Issuance of Stock Awards to Employees.........       3,819                 --          3,819.....
                                                  ----------         ----------          ----------
Balance, December 31, 1998......................  25,346,727          4,978,240          30,324,967
  Shares Repurchased(1).........................    (966,700)                --            (966,700)
  Units Converted to Shares.....................      40,000            (40,000)                 --
  Shares issued for Convertible Debentures......         222                 --                 222
  Issuance of Stock Awards to Employees.........      17,099                 --              17,099
                                                  ----------         ----------          ----------
Balance, March 31, 1999.........................  24,437,348          4,938,240          29,375,588
  Shares Repurchased(1)(2)......................    (600,101)                --            (600,101)
  Units Repurchased(3)..........................          --         (3,101,617)         (3,101,617)
  Shares Issued.................................   2,260,232                 --           2,260,232
  Issuance of Stock Awards to Employees.........      15,746                 --              15,746
                                                  ----------         ----------          ----------
Balance, June 30, 1999..........................  26,113,225          1,836,623          27,949,848
  Issuance of Stock Awards to Employees.........      35,610                 --              35,610
  Shares Repurchased(1).........................      (3,900)                --              (3,900)
                                                  ----------         ----------          ----------
Balance, September 30, 1999.....................  26,144,935          1,836,623          27,981,558
                                                  ==========         ==========          ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.77.

(2) Includes 590,034 shares repurchased from the Haagen Family on May 25,1999.

(3) Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer of the Company on June 24, 1999.

                               CENTER TRUST, INC.

                             SAME PROPERTY ACTIVITY
                               SEPTEMBER 30, 1999
                                 (IN THOUSANDS)

                                THREE MONTHS ENDED                NINE MONTHS ENDED
                                  SEPTEMBER 30,                     SEPTEMBER 30,
                                ------------------                ------------------
                                 1999       1998      % CHANGE     1999       1998      % CHANGE
                                -------    -------    --------    -------    -------    --------
COMMUNITY SHOPPING CENTERS
Revenues:
     Rental Revenue...........  $12,109    $11,724       3.3%     $35,868    $34,981       2.5%
     Recoveries from
       Tenants................    3,081      2,787      10.5%       8,941      8,306       7.6%
     Other Income.............      132        165     (20.0)%        417        604     (31.0)%
                                -------    -------                -------    -------
          Total Revenues......   15,322     14,676       4.4%      45,226     43,891       3.0%
Expenses:
  Recoverable Operating
     Expenses.................    2,840      2,623       8.3%       8,364      7,833       6.8%
  Other Operating Expenses....      399        362      10.2%       1,198      1,087      10.2%
                                -------    -------                -------    -------
          Total Expenses......    3,239      2,985       8.5%       9,562      8,920       7.2%
                                -------    -------                -------    -------
Net Operating Income..........  $12,083    $11,691       3.4%     $35,664    $34,971       2.0%
                                =======    =======                =======    =======
          Total Properties....       28         28                     28         28
                                =======    =======                =======    =======
Percentage Leased.............     94.8%      93.2%                  94.8%      93.2%
                                =======    =======                =======    =======
Average Base Rent per square
  foot........................  $ 11.41    $ 11.32                $ 11.41    $ 11.32
                                =======    =======                =======    =======

                                THREE MONTHS ENDED                NINE MONTHS ENDED
                                  SEPTEMBER 30,                     SEPTEMBER 30,
                                ------------------                ------------------
                                 1999       1998      % CHANGE     1999       1998      % CHANGE
                                -------    -------    --------    -------    -------    --------
REGIONAL MALLS
Revenues:
     Rental Revenue...........  $ 4,346    $ 4,469      (2.8)%    $13,334    $13,376      (0.3)%
     Recoveries from
       Tenants................    2,297      2,260       1.6%       6,952      6,853       1.4%
  Other Income................      795        766       3.8%       2,656      2,336      13.7%
                                -------    -------                -------    -------
          Total Revenues......    7,438      7,495      (0.8)%     22,942     22,565       1.7%
Expenses:
  Recoverable Operating
     Expenses.................    3,093      3,015       2.6%       8,887      8,543       4.0%
  Other Operating Expenses....       30         25      20.0%          41        480     (91.5)%
                                -------    -------                -------    -------
          Total Expenses......    3,123      3,040       2.7%       8,928      9,023      (1.1)%
                                -------    -------                -------    -------
Net Operating Income..........  $ 4,315    $ 4,455      (3.1)%    $14,014    $13,542       3.5%
                                =======    =======                =======    =======
          Total Properties....        2          2                      2          2
                                =======    =======                =======    =======
Percentage Leased.............     91.2%      91.2%                  91.2%      91.2%
                                =======    =======                =======    =======
Average Base Rent per square
  foot........................  $ 16.58    $ 16.21                $ 16.58    $ 16.21
                                =======    =======                =======    =======

Same Store properties are those which were owned as of January 1, 1998.

                               CENTER TRUST, INC.

                   PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                            AS OF SEPTEMBER 30, 1999

                                                                                           AS OF
                                                       SEPTEMBER 30,    DECEMBER 31,    DECEMBER 31,
                                                           1999             1998            1997
                                                       -------------    ------------    ------------
PORTFOLIO HIGHLIGHTS
Company Owned GLA
     Community Shopping Centers......................    7,578,830        7,887,404       4,704,838
     Regional Malls..................................    1,178,009        1,178,009       1,152,040
     Single Tenant Facilities........................      897,686        1,119,212       1,360,121
       Total Company Owned GLA.......................    9,654,525       10,184,625       7,216,999
Percentage Leased
     Community Shopping Centers......................         94.4%            91.9%           93.8%
     Regional Malls..................................         91.2%            90.9%           91.3%
     Single Tenant Facilities........................        100.0%           100.0%          100.0%
       Overall Portfolio.............................         94.5%            92.7%           94.6%
  Average Base Rent
     Community Shopping Centers......................   $    11.08      $     11.26      $    11.15
     Regional Malls..................................   $    16.58      $     16.16      $    16.95
     Single Tenant Facilities........................   $     6.24      $      6.37      $     5.73
       Overall Portfolio.............................   $    11.25      $     11.23      $    10.96
  Number of Properties
     Community Shopping Centers......................           47               49              30
     Regional Malls..................................            2                2               2
     Single Tenant Facilities........................           10               12              14
       Overall Portfolio.............................           59               63              46

                                                                  THREE            NINE
                                                                 MONTHS           MONTHS
                                                                  ENDED            ENDED
                                                              SEPTEMBER 30,    SEPTEMBER 30,
                                                              -------------    -------------
SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
Space Vacated
     Number of Leases.......................................          14               68
     Gross Leasable Area....................................      60,966          205,269
     Base Rent per Square Foot..............................    $  15.36         $  11.98
  New Leases Executed
     Number of Leases.......................................          21               65
     Gross Leasable Area....................................      80,818          310,955
     Base Rent per Square Foot..............................    $  14.03         $  12.47
  Lease Renewals Executed
     Number of Leases.......................................          41              108
     Gross Leasable Area....................................     106,256          336,706
     New Annual Base Rent per Square Foot...................    $  15.23         $  12.34
     Percentage Change from Prior...........................         1.6%             0.7%
  Leases with Contractual Rent Adjustments
     Number of Leases.......................................          71              261
     Gross Leasable Area....................................     222,614          781,588
     New Annual Base Rent per Square Foot...................    $  13.52         $  13.76
     Percentage Change from Prior...........................         5.7%           11.06%

                               CENTER TRUST, INC.

                               PORTFOLIO SUMMARY
                            AS OF SEPTEMBER 30, 1999

                                                                                                          GLA AS
                                                                                                           % OF
                                                                                                           TOTAL
                                        NUMBER                 TOTAL LEASED GLA                COMPANY    COMPANY
                                          OF                   ----------------                 OWNED      OWNED    PERCENT
                                      PROPERTIES    ANCHOR           PAD            SHOP         GLA        GLA     LEASED
                                      ----------   ---------   ----------------   ---------   ---------   -------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region............      11         906,626       112,232          633,355   1,769,699    18.33%     93.4%
Northern & Central California
  Region............................       7         348,261        11,808          349,914     771,317     7.99%     92.0%
Southern California Region..........      23       2,682,475       343,201          797,113   3,968,521    41.11%     96.3%
Southwest Region....................       6         585,783        55,566          328,025   1,069,293    11.08%     90.7%
                                          --       ---------       -------        ---------   ---------    -----     -----
          TOTAL COMMUNITY SHOPPING
            CENTERS.................      47       4,523,145       522,807        2,108,407   7,578,830    78.50%     94.4%
REGIONAL MALLS......................       2         609,515        78,594          386,764   1,178,009    12.20%     91.2%
SINGLE TENANT FACILITIES............      10         893,786         3,900               --     897,686     9.30%    100.0%
                                          --       ---------       -------        ---------   ---------    -----     -----
          TOTAL PORTFOLIO...........      59       6,026,446       605,301        2,495,171   9,654,525    100.0%     94.5%
                                          ==       =========       =======        =========   =========    =====     =====


                                                       AVERAGE
                                                        BASE
                                       ANNUALIZED       RENT
                                       BASE RENT     PER SQ. FT.
                                      ------------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region............  $ 17,779,946     $10.76
Northern & Central California
  Region............................     7,399,725      10.42
Southern California Region..........    46,100,948      12.06
Southwest Region....................     7,962,103       8.21
                                      ------------     ------
          TOTAL COMMUNITY SHOPPING
            CENTERS.................    79,242,722      11.08
REGIONAL MALLS......................    17,822,413      16.58
SINGLE TENANT FACILITIES............     5,598,659       6.24
                                      ------------     ------
          TOTAL PORTFOLIO...........  $102,663,794     $11.25
                                      ============     ======

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF SEPTEMBER 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    1986        70,837       --     73,226     151,423    95.1%   $  1,581,188
    Covington, WA
  Fairwood Shopping Center..........    1995       109,249   10,954     83,350     214,692    94.8       1,970,553
    Renton, WA
  Frontier Village Shopping             1993        68,473   22,023     58,637     153,320    97.3       1,504,395
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     65,171     264,649    94.9       2,209,775
    Gresham, OR
  The Medford Center................    1998       196,032   17,432     54,842     327,982    81.8       2,055,857
    Medford, OR
  Pacific Linen Plaza...............    1988        25,000       --     44,432      69,432   100.0         994,902
    Lynnwood, WA
  Pavilions' Centre.................    1995       123,562       --     76,647     200,209   100.0       3,057,018
    Federal Way, WA
  Ross Center.......................    1987        53,331    7,000     70,944     132,465    99.1       1,560,557
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     36,642      67,287    97.6         802,998
    Silverdale, WA
  Vancouver Park Place..............    1987        33,938   14,900     29,151      77,989   100.0         952,463
    Vancouver, WA
  Westgate North Shopping Center....    1980        37,902   13,336     40,313     110,251    83.0       1,090,240
    Tacoma, WA
                                                 ---------  -------  ---------  ----------   -----    ------------
  Pacific Northwest Region..........               906,626  112,232    633,355   1,769,699    93.4      17,779,946
                                                 ---------  -------  ---------  ----------   -----    ------------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     12,740      14,115    90.3          91,028
    Bakersfield, CA
  Madera Marketplace................    1992        92,278       --     67,856     168,596    95.0       1,657,810
    Madera, CA
  Marshall's Plaza..................    1989        27,000       --     34,875      79,000    78.3         708,065
    Modesto, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                              AS OF SEPTEMBER 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Covington Square..................    $10.98      Safeway, Payless Drugs
    Covington, WA
  Fairwood Shopping Center..........      9.68      Safeway, Ace Hardware, Pic
    Renton, WA                                      'N' Save, Quality Food
                                                    Centers
  Frontier Village Shopping              10.09      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      8.80      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse
  The Medford Center................      7.66      Cinemark Theatres, Sears,
    Medford, OR                                     Emporium, Payless*,
                                                    Safeway*, Circuit City
  Pacific Linen Plaza...............     14.33      Pacific Linen, Payless
    Lynnwood, WA                                    Shoesource, Men's Wearhouse
  Pavilions' Centre.................     15.27      Quality Food Centers,
    Federal Way, WA                                 Barnes & Noble, Blockbuster
                                                    Music, Petco, JoAnn ETC.
  Ross Center.......................     11.89      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     12.23      Ross Stores
    Silverdale, WA
  Vancouver Park Place..............     12.21      T.J. Maxx, Pier 1 Imports,
    Vancouver, WA                                   Olive Garden
  Westgate North Shopping Center....     11.91      Quality Food Centers
    Tacoma, WA
                                        ------
  Pacific Northwest Region..........     10.76
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.15
    Bakersfield, CA
  Madera Marketplace................     10.35      Wal-Mart*, J.C. Penney,
    Madera, CA                                      Pak-N-Sav
  Marshall's Plaza..................     11.44      Marshall's
    Modesto, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF SEPTEMBER 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
Mineral King Plaza..................    1983            --       --     32,860      39,060    84.1%   $    511,407
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     90,271     153,956    95.1       1,657,543
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     44,035     127,527    96.5       1,351,178
    Center..........................
    Bakersfield, CA
  Southpointe Plaza.................    1982       105,650       --     67,277     189,063    91.5       1,422,694
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Northern & Central California                      348,261   11,808    349,914     771,317    92.0       7,399,725
  Region............................
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHERN CALIFORNIA REGION
  Advantage/Sportmart Shopping          1988       105,210    8,375         --     117,860    96.4       1,311,271
    Center..........................
    San Diego, CA
  Center of El Centro...............    1980       149,300    5,623     18,616     178,889    97.0         683,174
    El Centro, CA
  Country Fair Shopping Center......    1992        96,225   27,341     31,899     168,367    92.3       2,255,849
    Chino, CA
  Covina Town Square................    1997       266,383   12,842     63,618     356,535    96.2       5,043,171
    Covina, CA
  Date Palm Center..................    1987        99,919       --     12,937     117,362    96.2       1,692,236
    Cathedral City, CA
  El Camino North...................    1982       101,582  133,024     65,141     322,253    93.0       3,582,328
    Oceanside, CA
  Fire Mountain Center..............    1987        44,481   23,432     23,339      92,378    98.8       1,791,029
    Oceanside, CA
  Fullerton Town Center.............    1987       172,353   19,722     50,655     255,687    94.9       3,783,095
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     18,225      65,987    97.9         986,057
    Gardena, CA
  Huntington Center.................    1989       105,879    4,365         --     110,244   100.0       1,285,121
    Huntington Beach, CA
  Kenneth Hahn Plaza................    1987        97,186   14,598     51,263     165,047    98.8       1,547,779
    Los Angeles, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                              AS OF SEPTEMBER 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
Mineral King Plaza..................    $15.56      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.32      T. J. Maxx, Longs Drugs*
    Moraga, CA
  Rosedale Village Shopping              10.98      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA
  Southpointe Plaza.................      8.23      Target, Big 5 Sporting
    Sacramento, CA                                  Goods
                                        ------
Northern & Central California            10.42
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Advantage/Sportmart Shopping           11.54      Advantage (Lucky),
    Center..........................                SportMart
    San Diego, CA
  Center of El Centro...............      3.94      Sears, Mervyn's, Miller's
    El Centro, CA                                   Outpost
  Country Fair Shopping Center......     14.51      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx
  Covina Town Square................     14.71      Home Depot, Staples,
    Covina, CA                                      PETsMART, Michael's, AMC
                                                    Theatres
  Date Palm Center..................     14.99      Sam's Club (Wal-Mart)
    Cathedral City, CA
  El Camino North...................     11.95      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Petco*, Mann Theatres, Ross
                                                    Stores, Stein Mart
  Fire Mountain Center..............     19.63      Strouds, Lamps Plus, Trader
    Oceanside, CA                                   Joe's, Bookstar
  Fullerton Town Center.............     15.59      Price Club*, AMC Theatres,
    Fullerton, CA                                   Toys 'R' Us, Office Depot
  Gardena Gateway Center............     15.27      Rite-Aid, 99 Ranch Market
    Gardena, CA
  Huntington Center.................     11.66      Toys 'R' Us, Lucky
    Huntington Beach, CA
  Kenneth Hahn Plaza................      9.49      Food 4 Less, Pic 'N' Save,
    Los Angeles, CA                                 Rite-Aid, Super Trak Auto

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF SEPTEMBER 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
La Verne Towne Center...............    1986       158,860    1,940     59,629     231,143    95.4%   $  1,358,066
    La Verne, CA
  Lakewood Plaza....................    1989        93,342    4,365     15,804     113,511   100.0       1,308,068
    Bellflower, CA
  Loma Square.......................    1980        96,514       --    105,845     210,704    96.0       2,660,944
    San Diego, CA
  Montebello Town Square............    1992       210,533    7,879     25,167     250,438    97.3       2,712,175
    Montebello, CA
  Mountain Square Shopping Center...    1988       186,036       --     70,099     273,280    93.7       3,088,127
    Upland, CA
  North County Plaza................    1987        43,610   28,720     71,170     153,325    93.6       2,083,352
    Carlsbad, CA
  Parkway Place.....................    1989        91,127   12,917     15,347     120,425    99.1       1,225,863
    Escondido, CA
  Pomona Gateway Center.............    1993        96,418    6,487      1,000     108,887    95.4         922,131
    Pomona, CA
  San Fernando Mission Plaza........    1991        50,508    2,293     14,391      67,192   100.0         904,899
    San Fernando, CA
  Torrance Promenade................    1991       211,883   20,496     30,183     263,228    99.7       4,133,545
    Torrance, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0         992,804
    Los Angeles, CA
  Vineyards Marketplace.............    1991        21,415       --     29,172      56,035    90.3         749,864
    Rancho Cucamonga, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Southern California Region..........             2,682,475  343,201    797,113   3,968,521    96.3      46,100,948
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHWEST REGION
  Charleston Plaza..................    1989       153,131   19,171     42,564     234,496    91.6       2,287,520
    Las Vegas, NV
  Kyrene Village Shopping Center....    1987        95,957    5,120     56,495     161,174    97.8       1,193,520
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     51,191      94,379    97.9         868,315
    Phoenix, AZ

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                              AS OF SEPTEMBER 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
La Verne Towne Center...............    $ 6.16      Target, Albertson's
    La Verne, CA
  Lakewood Plaza....................     11.52      Lucky, Staples
    Bellflower, CA
  Loma Square.......................     13.15      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs, Super Crown
                                                    Books
  Montebello Town Square............     11.13      Sears, Toys 'R' Us, AMC
    Montebello, CA                                  Theatres, Petco
  Mountain Square Shopping Center...     12.06      Home Depot, Staples,
    Upland, CA                                      Pavilions
  North County Plaza................     14.52      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.27      Advantage (Lucky), Office
    Escondido, CA                                   Depot
  Pomona Gateway Center.............      8.87      Vons, Pic 'N' Save
    Pomona, CA
  San Fernando Mission Plaza........     13.47      KV-Mart (Vons)
    San Fernando, CA
  Torrance Promenade................     15.74      Ross, Marshall's, Office
    Torrance, CA                                    Depot, Linens 'n Things,
                                                    Bookstar, Sears Homelife,
                                                    Loehmann's, Kids 'R' Us
  Vermont-Slauson Shopping Center...      5.85      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA
  Vineyards Marketplace.............     14.82      Albertson's*, Sav-on Drugs
    Rancho Cucamonga, CA
                                        ------
Southern California Region..........     12.06
                                        ------
SOUTHWEST REGION
  Charleston Plaza..................     10.65      Home Base, Lucky*, Sav-on
    Las Vegas, NV                                   Drugs
  Kyrene Village Shopping Center....      7.57      Basha's, Kyrene Lanes,
    Chandler, AZ                                    Audio Express
  North Mountain Village............      9.40      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF SEPTEMBER 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
Randolph Plaza......................    1972       136,110    6,150     29,920     180,382    95.5%   $  1,002,716
    Tucson, AZ
  Southern Palms Center.............    1980        56,345   20,025    123,641     254,863    78.5       1,858,827
    Tempe, AZ
  Sunrise Place Center..............    1992       103,025    5,100     24,214     143,999    91.9         751,205
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    ------------
Southwest Region....................               585,783   55,566    328,025   1,069,293    90.7       7,962,103
                                                 ---------  -------  ---------  ----------   -----    ------------
COMMUNITY RETAIL CENTERS............             4,523,145  522,807  2,108,407   7,578,830    94.4      79,242,722
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       141,554   29,610    157,380     359,604    91.4       5,854,877
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    229,384     818,405    91.2      11,967,536
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS......................               609,515   78,594    386,764   1,178,009    91.2      17,822,413
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES
  Home Base.........................    1988       107,165       --         --     107,165   100.0         935,444
    Glendora, CA
  Kmart.............................    1990       104,204       --         --     104,204   100.0         551,576
    Phoenix, AZ
  Kmart.............................    1990        86,479       --         --      86,479   100.0         457,744
    Banning, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         507,915
    El Centro, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         365,373
    Los Banos, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         415,951
    Madera, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         411,132
    Rocklin, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                              AS OF SEPTEMBER 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
Randolph Plaza......................    $ 5.82      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's
  Southern Palms Center.............      9.29      Heilig Meyer Furniture,
    Tempe, AZ                                       Staples, Coomers Craft Mall
  Sunrise Place Center..............      5.68      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      8.21
                                        ------
COMMUNITY RETAIL CENTERS............     11.08
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     17.82      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Macy's (dark), Lucky, T.J.
                                                    Maxx, Sony/Magic Johnson
                                                    Theaters
  Media City Center.................     16.04      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore
                                        ------
REGIONAL MALLS......................     16.58
                                        ------
SINGLE TENANT FACILITIES
  Home Base.........................      8.73      Home Base
    Glendora, CA
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Kmart.............................      5.29      Kmart
    Banning, CA
  Kmart.............................      5.87      Kmart
    El Centro, CA
  Kmart.............................      4.22      Kmart
    Los Banos, CA
  Kmart.............................      4.81      Kmart
    Madera, CA
  Kmart.............................      4.75      Kmart
    Rocklin, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF SEPTEMBER 30, 1999

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
Vons................................    1989        36,800       --         --      36,800   100.0%   $    312,800
    Escondido, CA
  Vons..............................    1993       102,400       --         --     102,400   100.0         907,959
    Simi Valley, CA
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0         732,765
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES............               893,786    3,900         --     897,686   100.0       5,598,659
                                                 ---------  -------  ---------  ----------   -----    ------------
TOTAL PROPERTIES....................             6,026,446  605,301  2,495,171   9,654,525    94.5    $102,663,794
                                                 =========  =======  =========  ==========   =====    ============

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                              AS OF SEPTEMBER 30, 1999
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
Vons................................    $ 8.50      Vons
    Escondido, CA
  Vons..............................      8.87      Vons
    Simi Valley, CA
  Sam's Club........................      6.39      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      6.24
                                        ------
TOTAL PROPERTIES....................    $11.25
                                        ======

---------------

* Anchor space non-owned by Company

                                  CENTER TRUST

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                               SEPTEMBER 30, 1999

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
Month to Month.......    115      218,256    $11.69       64,496    $ 2.54      1,177    $18.58      152,583    $15.50
1999.................     62      119,675     15.62        9,600     11.94      1,500     12.93      108,575     15.98
2000.................    197      576,949     14.50      171,287      9.44     39,059     14.84      366,603     16.83
2001.................    224      693,808     14.04      252,322      8.19     33,147     16.96      408,339     17.41
2002.................    201      811,885     12.15      394,318      6.84     52,448     18.27      365,119     17.01
2003.................    130      519,813     11.74      190,470      4.53     46,772     15.77      282,571     15.93
2004.................    137      852,798     10.90      516,480      7.26     34,688     16.38      301,630     16.49
2005.................     47      344,626     15.02      184,340     14.11     41,369     15.05      118,917     16.42
2006.................     49      406,287     12.76      243,653     10.50     37,105     13.00      125,529     17.08
2007.................     40      393,631     11.32      231,757      8.34     48,738     11.73      113,136     17.26
2008.................     32      496,200     11.04      423,693      9.83     39,167     19.61       33,340     16.38
THEREAFTER...........    124    3,692,990      9.36    3,344,030      8.82    230,131     14.84      118,829     14.00
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,358    9,126,918    $11.25    6,026,446    $ 8.63    605,301    $15.38    2,495,171    $16.56
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                               SEPTEMBER 30, 1999

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
Month to Month.......     76      170,428    $ 9.48       64,496    $ 2.54      1,177    $18.58      104,755    $13.65
1999.................     36       81,280     14.00        9,600     11.94      1,500     12.93       70,180     14.30
2000.................    175      536,657     13.99      171,287      9.44     35,159     15.55      330,211     16.18
2001.................    181      643,234     12.69      252,322      8.19     33,147     16.96      357,765     15.46
2002.................    170      759,059     11.12      394,318      6.84     51,408     17.75      313,333     15.41
2003.................    107      479,124     10.86      190,470      4.53     46,772     15.77      241,882     14.91
2004.................    113      779,744      9.97      485,908      6.98     28,188     18.03      265,648     14.58
2005.................     34      226,047     11.88       86,761      7.36     39,649     14.44       99,637     14.79
2006.................     42      364,200     12.11      218,349      9.52     30,695     14.05      115,156     16.50
2007.................     31      303,834     10.54      194,957      8.31     48,738     11.73       60,139     16.82
2008.................     26      337,869     10.47      271,571      9.03     34,167     17.80       32,131     14.83
THEREAFTER...........     96    2,472,883     10.34    2,183,106      9.90    172,207     13.50      117,570     13.94
                       -----    ---------    ------    ---------    ------    -------    ------    ---------    ------
         TOTAL.......  1,087    7,154,359    $11.08    4,523,145    $ 8.69    522,807    $14.95    2,108,407    $15.24
                       =====    =========    ======    =========    ======    =======    ======    =========    ======

                               CENTER TRUST, INC.

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                            AS OF SEPTEMBER 30, 1999

                                                                                               PERCENTAGE
                                                                      PERCENTAGE     TOTAL     OF COMPANY
                                            NUMBER OF   ANNUALIZED     OF TOTAL     TENANT       OWNED
  NUMBER            RETAIL TENANT            STORES      BASE RENT    BASE RENT       GLA         GLA
  ------            -------------           ---------   -----------   ----------   ---------   ----------
     1     AMC THEATRES...................       6      $ 5,907,780      5.75%       259,842      2.69%
     2     SAFEWAY/VONS...................       9        4,541,850      4.42%       533,019      5.52%
     3     ALBERTSON'S
           (LUCKY/SAV-ON,
           ALBERTSON'S)...................      10        3,677,277      3.58%       450,624      4.67%
     4     K-MART.........................       7        2,927,871      2.85%       619,103      6.41%
     5     SAM'S CLUB (WAL-MART)..........       2        2,138,834      2.08%       210,741      2.18%
     6     FRED MEYER
           (RALPHS/FFL/QFC,
           SMITH'S).......................       6        1,995,879      1.94%       299,699      3.10%
     7     T.J. MAXX......................       9        1,982,526      1.93%       247,614      2.56%
     8     HOME DEPOT.....................       2        1,875,930      1.83%       200,549      2.08%
     9     TOYS 'R' US....................       5        1,802,233      1.76%       180,780      1.87%
    10     HOME BASE......................       2        1,710,826      1.67%       212,572      2.20%
    11     SEARS..........................       5        1,657,583      1.61%       299,642      3.10%
    12     STAPLES........................       6        1,513,504      1.47%       136,604      1.41%
    13     BARNES & NOBLE.................       4        1,465,822      1.43%        70,276      0.73%
    14     MAGIC JOHNSON THEATRES.........       1        1,288,210      1.25%        67,579      0.70%
    15     ROSS STORES....................       5        1,166,621      1.14%       142,852      1.48%
    16     PAYLESS SHOE SOURCE............      16        1,113,029      1.08%        54,409      0.56%
    17     OFFICE DEPOT...................       4        1,111,023      1.08%       101,594      1.05%
    18     CIRCUIT CITY...................       3        1,035,900      1.01%        84,680      0.88%
                                               ---      -----------     -----      ---------     -----
           TOTAL..........................     102      $38,912,698     37.90%     4,172,179     43.21%
                                               ===      ===========     =====      =========     =====

                               CENTER TRUST, INC.

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                            AS OF SEPTEMBER 30, 1999

                                                                                           PERCENTAGE
                                                   TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                       NUMBER OF    ANNUALIZED     OF TOTAL     SEGMENT      OWNED
  NUMBER         RETAIL TENANT          LEASES       BASE RENT     BASE RENT      GLA         GLA
  ------         -------------         ---------   -------------   ---------   ---------   ----------
     1     GROCERY STORES...........       26       $11,056,217      10.77%    1,365,415     14.14%
     2     THEATRES.................        9         8,219,557       8.01%      409,694      4.24%
     3     FAST FOOD RESTAURANTS....      190         6,808,678       6.63%      321,283      3.33%
     4     RESTAURANTS..............       74         5,967,277       5.81%      392,156      4.06%
     5     DISCOUNT DEPT. STORES....       11         5,758,110       5.61%    1,050,226     10.88%
           DISCOUNT APPAREL
     6     STORES...................       35         4,407,725       4.29%      490,191      5.08%
     7     WOMEN'S WEAR.............       61         4,100,622       3.99%      274,312      2.84%
     8     HOME IMPROVEMENT.........       11         3,964,405       3.86%      464,536      4.81%
     9     AUDIO/VIDEO STORES.......       32         3,400,426       3.31%      183,379      1.90%
    10     HOME FURNISHINGS.........       22         3,237,271       3.15%      241,088      2.50%
    11     DEPARTMENT STORES........        9         2,802,871       2.73%      704,610      7.30%
    12     VARIETY STORES...........       36         2,545,521       2.48%      292,054      3.03%
           BANK/FINANCIAL
    13     SERVICES.................       60         2,511,020       2.45%      161,399      1.67%
    14     BEAUTY SUPPLY/SALONS.....      105         2,489,118       2.42%      136,595      1.41%
    15     OFFICE SUPPLY STORES.....       10         2,453,781       2.39%      225,028      2.33%
    16     MAJOR SHOE STORES........       36         2,396,620       2.33%      116,942      1.21%
    17     ELECTRONICS..............       23         2,131,927       2.08%      145,638      1.51%
                                          ---       -----------      -----     ---------     -----
           TOTAL....................      750       $74,251,146      72.32%    6,974,546     72.24%
                                          ===       ===========      =====     =========     =====

                               CENTER TRUST, INC.

                       SUMMARY OF DISPOSITION PROPERTIES
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                                             COMPANY
       DATE OF                                                                OWNED    PERCENT       GROSS
     DISPOSITION          PROPERTY NAME          LOCATION        TOTAL GLA     GLA     LEASED     SALES PRICE
     -----------          -------------          --------        ---------   -------   -------    -----------
1/26/1999............  Sam's Club           Fountain Valley, CA    119,126   119,126    100.0%
2/11/1999............  The City Center      San Francisco, CA      194,193   194,193     99.3%
                                                                 ---------   -------              -----------
  Subtotal -- First Quarter                                        313,319   313,319              $47,118,000
                                                                 ---------   -------              -----------
8/2/1999.............  Empire Center        Fontana, CA            626,496   261,996     57.8%
9/15/1999............  Sixth Avenue Plaza   Tacoma, WA             139,107   139,107    100.0%
9/16/1999............  Oracle Road          Tucson, AZ             102,400   102,400    100.0%
                                                                 ---------   -------              -----------
  Subtotal -- Third Quarter                                        868,003   503,503               23,968,000
                                                                 ---------   -------              -----------
  Total 1999                                                     1,181,322   816,822              $71,086,000
                                                                 =========   =======              ===========

                               CENTER TRUST, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  AND RECONCILIATION TO FUNDS FROM OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     THREE MONTHS ENDED     NINE MONTHS ENDED
                                                       SEPTEMBER 30,          SEPTEMBER 30,
                                                     ------------------    -------------------
                                                      1999       1998        1999       1998
                                                     -------    -------    --------    -------
                                                        (UNAUDITED)            (UNAUDITED)
Rental revenues....................................  $26,870    $25,336    $ 79,710    $68,024
Expense reimbursements.............................    8,065      7,493      24,054     20,283
Percentage rents...................................      532        241       1,541        803
Other income.......................................    1,234      1,118       3,755      3,611
                                                     -------    -------    --------    -------
          Total Revenues...........................   36,701     34,188     109,060     92,721
                                                     -------    -------    --------    -------
Interest...........................................   13,938     12,741      40,544     35,167
Depreciation and amortization......................    6,263      6,213      18,387     17,518
Property operating costs:
  Common area......................................    5,722      5,564      16,565     14,379
  Property taxes...................................    3,476      3,020      10,781      8,724
  Leasehold rentals................................      438        412       1,285      1,237
  Marketing........................................      265        149         610        307
  Other operating..................................    1,167      1,315       3,516      3,900
General and administrative.........................    2,404      1,575       5,365      3,939
                                                     -------    -------    --------    -------
          Total Expenses...........................   33,673     30,989      97,053     85,171
                                                     -------    -------    --------    -------
Income from Operations before (Loss) Gain on Sale
  of Assets and Minority Interests.................    3,028      3,199      12,007      7,550
(Loss) Gain on Sale of Assets......................     (214)     1,055      20,361      1,055
Minority interests -- Operating Partnership........     (126)      (793)     (4,255)    (1,657)
Minority interests -- Other........................      (78)       (69)       (223)      (206)
                                                     -------    -------    --------    -------
Net Income before Extraordinary Loss...............    2,610      3,392      27,890      6,742
Extraordinary Loss -- Early Extinguishment of
  Debt.............................................     (857)        --      (4,905)
                                                     -------    -------    --------    -------
Net Income.........................................  $ 1,753    $ 3,392    $ 22,985    $ 6,742
                                                     -------    -------    --------    -------
Adjustments to reconcile net income to FFO:
  Depreciation of real property....................    6,225      6,202      18,285     17,426
  Minority Interests...............................       41        712       4,005      1,426
  Extraordinary Loss -- Early Extinguishment of
     Debt..........................................      857         --       4,905         --
  Gain on Sale of Assets...........................      214     (1,055)    (20,361)    (1,055)
  Other Non-cash/Non-recurring Items...............    1,498        423       2,134        862
                                                     -------    -------    --------    -------
Funds From Operations -- Basic.....................   10,588      9,674      31,953     25,401
Adjustments to reconcile Basic to Diluted FFO:
  Debenture interest...............................    2,956      3,143       9,221      9,427
  Amortization of Deferred costs -- Debentures.....      320        325         970        975
                                                     -------    -------    --------    -------
Funds From Operations -- Diluted(1)................  $13,864    $13,142    $ 42,144    $35,803
                                                     =======    =======    ========    =======

---------------
(1) For purposes of computing FFO, diluted information assumes the conversion of the Company's Debentures at $18 per share as well as other common stock equivalents.

                               CENTER TRUST, INC.

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                              SEPTEMBER 30,    DECEMBER 31,
                                                                  1999             1998
                                                              -------------    ------------
                                                               (UNAUDITED)
Rental Properties...........................................   $1,037,997       $1,074,629
Accumulated depreciation and amortization...................     (141,156)        (141,785)
                                                               ----------       ----------
  Rental properties, net....................................      896,841          932,844
Cash and cash equivalents...................................        9,921            6,636
Tenant receivables, net.....................................       11,573           13,543
Other receivables...........................................        5,767            7,984
Restricted cash and securities..............................       15,567            5,437
Deferred charges, net.......................................       20,281           18,682
Other assets................................................        2,676            1,895
                                                               ----------       ----------
          Total.............................................   $  962,626       $  987,021
                                                               ==========       ==========

                           LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured debt................................................   $  522,367       $  497,386
7 1/2% Convertible subordinated debentures..................      128,548          138,599
7 1/4% Exchangeable subordinated debentures.................       30,000           30,000
Accrued distributions.......................................       10,064           10,931
Accrued interest............................................        4,275            5,873
Accounts payable and other accrued expenses.................       10,862            6,718
Accrued construction costs..................................        2,131            1,955
Tenant security and other deposits..........................        5,678            5,957
                                                               ----------       ----------
Total liabilities...........................................      713,925          697,419
                                                               ==========       ==========
MINORITY INTERESTS
Operating partnership (1,836,623 and 4,978,240 units issued
  as of September 30, 1999 and December 31, 1998,
  respectively).............................................       16,186           47,717
Other minority interests....................................        1,359            1,514
                                                               ----------       ----------
Total minority interest.....................................       17,545           49,231
                                                               ----------       ----------
REDEEMABLE COMMON STOCK
(590,034 shares as of December 31, 1998, redeemed May 25,
  1999).....................................................           --            9,903
                                                               ----------       ----------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
  26,144,935 and 24,756,693 shares issued and outstanding as of September 30, 1999 and December 31, 1998,
  respectively).............................................          261              248
Additional paid-in capital..................................      359,551          354,281
Accumulated distributions and deficit.......................     (128,656)        (124,061)
                                                               ----------       ----------
Total stockholders' equity..................................      231,156          230,468
                                                               ----------       ----------
          Total.............................................   $  962,626       $  987,021
                                                               ==========       ==========

                               CENTER TRUST, INC.

                          SUMMARY OF OUTSTANDING DEBT
                               SEPTEMBER 30, 1999
                                 (IN THOUSANDS)

                                                                                MATURITY        BALANCE              BALANCE
                 LENDER                             PROPERTY           RATE       DATE     SEPTEMBER 30, 1999   DECEMBER 31, 1998
                 ------                             --------           -----    --------   ------------------   -----------------
FIXED-RATE MORTGAGES
First Union National Bank................  Gardena, Gresham, Loma       7.75%   07/01/09        $ 51,874                  --
                                           Square & Southpointe
 Nomura Asset Capital Corporation(1).....  Tranche B                    9.00%   04/01/10          33,044            $ 33,236
 Eastrich #79 Corporation (AEW)(2).......  Loan #1                     11.45%   10/15/06          25,788              29,607
 Teachers................................  Pavilions                    7.44%   08/01/06          24,175              24,498
 Nomura Asset Capital Corporation(1).....  Tranche A                    8.94%   04/01/05          22,246              22,377
 The Travelers Insurance Company.........  North County                10.38%   01/31/03          15,654              15,890
 DLJ Mortgage Acceptance Corp............  Charleston                   8.05%   01/01/06          15,257              15,415
 Metropolitan Life Insurance Company.....  Date Palm                   10.45%   07/31/02           9,290               9,391
 Eastrich #79 Corporation (AEW)(3).......  Loan #2                     10.90%   10/15/06           9,286               9,538
 Principal Mutual Life Insurance
   Company...............................  North Mountain Village       8.25%   05/01/01           8,195               8,234
 The Travelers Insurance Company.........  Glendora                     9.50%   10/01/99           6,020               6,058
 Aid Association for Lutherans...........  Westgate North               8.30%   04/01/14           5,903               6,066
 Column Financial, Inc...................  Mineral King                 9.68%   08/01/06           3,696               3,761
 Metropolitan Life Insurance Company.....  Escondido                    9.30%   11/01/99           2,654               2,686
 The Prudential Insurance Company of
   America...............................  Loma Square                  9.31%   08/15/99              --              18,881
 Aetna Life Insurance Company............  Covina                       9.60%   09/01/04              --              17,807
 Connecticut General Life Insurance
   Company...............................  Gresham                      7.50%   05/01/99              --               9,442
 Sun Life Assurance Company of Canada....  Fairwood                     8.38%   02/01/04              --               7,458
 Massachusetts Mutual Life Insurance
   Company...............................  Fire Mountain               10.25%   10/01/99              --               7,383
 Aid Association for Lutherans...........  Gardena                     10.05%   02/15/02              --               6,641
                                                                       -----                    --------            --------
       Total Fixed-Rate Mortgages........                               8.97%                    233,082             254,369
                                                                       -----                    --------            --------
VARIABLE-RATE MORTGAGES
 First Union National Bank(7)............  Covina, Randolph Plaza,      7.87%   06/01/02          58,293                  --
                                           Fairwood & Mountain Square
 First Union National Bank(7)............  Fire Mountain                7.87%   08/01/02          11,500                  --
                                                                       -----                    --------            --------
       Total Variable-Rate Mortgages.....                               7.87%                     69,793                  --
                                                                       -----                    --------            --------
OTHER SECURED DEBT
 CRA -- Certificates of Participation,
   Series 1985...........................  Baldwin Hills                5.30%   12/01/14          30,000              30,000
 CDC -- Certificates of Participation,
   Series 1985...........................  Willowbrook                  5.20%   12/01/15           6,000               6,000
 Chase Manhattan Bank(4).................  Secured Line of Credit       6.75%   12/30/00         183,452             200,895
                                                                       -----                    --------            --------
       Total Other Secured Debt..........                               6.51%                    219,452             236,895
                                                                       -----                    --------            --------
       TOTAL SECURED DEBT................                               8.68%                    522,327             491,265
                                                                       -----                    --------            --------
 Convertible debentures(5)...............                               7.50%   01/15/01         128,548             138,599
 Exchangeable debentures(6)..............                               7.25%   12/27/03          30,000              30,000
                                                                       -----                    --------            --------
       TOTAL DEBT OUTSTANDING............                               8.39%                   $680,875            $659,863
                                                                       =====                    ========            ========

---------------
(1) Secured by San Fernando Mission, Rosedale, Country Fair, Fullerton, La Verne, and $10.6 million of U.S. Treasury Securities.

(2) Secured by KMart -- Rocklin, KMart -- El Centro, KMart -- Banning,
    KMart -- Los Banos, Kmart -- Madera, KMart -- Phoenix, Advantage, Huntington Beach and Simi Valley.

(3) Secured by Lakewood, Sam's Club -- Downey, and Parkway Place.

(4) Secured by Media City, Montebello, Medford Shopping Center, Ross Center, Pacific Linen, Vancouver Park Place, Sunrise Place, Marshalls Plaza, Ross Plaza -- Silverdale, Covington, Vineyards Marketplace, Frontier Village and Rheem Valley. Interest based on LIBOR plus 137.5 basis points.

(5) Convertible debentures bear interest at 7 1/2% and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.

(6) Exchangeable debentures bear interest at 7 1/4% and mature December 31, 2003. Such debentures are convertible into common stock at a conversion price of $18.00 per share or may be put to the Company after December 27, 2000 for the principal amount plus accrued interest.

(7) Interest based on LIBOR plus 250 basis points.

                               CENTER TRUST, INC.

                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                               SEPTEMBER 30, 1999

                                                  SCHEDULED                    PERCENT OF
                                                 AMORTIZATION    SCHEDULED        DEBT
                    YEAR                           PAYMENTS      MATURITIES     MATURING      TOTAL
                    ----                         ------------    ----------    ----------    --------
1999.........................................      $ 1,339        $  8,670        1.81%      $ 10,009
2000.........................................        5,112         183,452(1)    38.21%       188,564
2001.........................................        5,502           8,105        1.69%        13,607
2002.........................................        5,145          75,983       15.83%        81,128
2003.........................................        4,484          14,434        3.01%        18,918
2004.........................................        4,800              --           --         4,800
2005.........................................        4,731          20,953        4.36%        25,684
2006.........................................        3,694          57,765       12.03%        61,459
2007.........................................        1,656              --           --         1,656
2008.........................................        1,777              --           --         1,777
Thereafter...................................        4,035         110,690       23.06%       114,725
                                                   -------        --------      -------      --------
Total........................................      $42,275        $480,052      100.00%      $522,327
                                                   =======        ========      =======      ========

---------------
(1) Represents amount outstanding on the Company's secured credit facility which is due on December 31, 2000.